UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2016

THE MARYJANE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	98-1039235
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

910 16th Street, Suite 412, Denver, CO 80202	(303) 835-8603
(Address of principal executive offices)	(Registrant’s Telephone Number)

N/A

(Former Name and Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future. Statements, which express that we “believe”, “anticipate”, “expect”, or “plan to”, and any other similar statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward looking statements.

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 – UNREGISTERED SALES OF EQUITY SECURITIES

As mentioned below in Item 5.03, the Board of Directors of The MaryJane Group, Inc. (the "Company") approved an increase in the number of authorized shares of Series A Preferred Stock from 100,000 shares to 300,000 shares on February 4, 2016. On February 18, 2016, the Board of Directors approved the issuance of 200,000 shares of Series A Preferred Stock to Joel Schneider, the Company's Chief Executive Office and President, for certain financial accommodations made to the Company including personal guarantees on loans and property leases. Mr. Schneider already holds 100,000 shares of Series A Preferred Stock.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 4, 2016, the Board of Directors increased the authorized shares of its Series A Preferred Stock from 100,000 shares to 300,000 shares. Each share of Series A Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Company. The Certificate of Designation is filed as an exhibit to this Current Report on Form 8K and is incorporated herein by reference.

On February 19, 2016, the Board of Directors approved an increase in its authorized shares and filed a Certificate of Amendment to Certificate of Incorporation with the Nevada Secretary of State to increase its authorized capital to 5,002,000,000 shares including 5,000,000,000 shares of common stock, $0.001 par value per share, and 2,000,000 of preferred stock, $0.001 par value per share. The Certificate of Amendment to the Articles of Incorporation is filed as an exhibit to this Current Report on Form 8K and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

No.	Date	Document
10.00	February 4, 2016	Amendment for Certificate of Designation (for Series A Preferred Stock) of The MaryJane Group, Inc.*

10.01	February 19, 2016	Certificate of Amendment to the Articles of Incorporation of The MaryJane Group, Inc.*

__________________

*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2016	The MaryJane Group, Inc.

	By:	/s/Joel C. Schneider
Joel C. Schneider Chief Executive Officer